                                                                      EXHIBIT 13

CANADA LIFE INSURANCE COMPANY OF AMERICA VARIABLE ANNUITY ACCOUNT 2 CASH MANAGEMENT SELIGMAN PORTFOLIO SUB ACCOUNT
7-DAY CURRENT YIELD
AS AT DECEMBER 31, 1996


7-DAY CURRENT YIELD = (( NCS - ES/UV /7 ) x 365)

         Where NCS =    the net change in the value of the Series (exclusive of
                        realized gains and losses on the sale of securities and
                        unrealized appreciation and depreciation) for the 7-day
                        period attributable to a hypothetical account having a
                        balance of 1 Sub - Account Unit

               ES  =    M & E  + Admin

         Where ES  =    per unit expenses of the Sub-Account for the 7-day
                        period

            M & E  =    per unit Mortality & Expense Risk Charges deducted for
                        the 7-day period

           Admin   =    per unit administration charges deducted for the 7-day
                        period
                        = (30 / AAV / 365) x AUV X 7

         Where AAV =    Average Accumulated Value of Contracts ont he last day of the
                        7-day period
                        = $40,000.00

              AUV  =    the sum of the unit values on the first and last day of
                        the 7-day period divided by 2
                        = [ 1.3417 + 1.3427]/ 2 = 1.3422

               UV       the unit value on the first day of the 7-day period
                        = 1.3417

--------------------------------------------------------------------------------

  DATE                   NCS         M&E                 Admin

Dec 25               0.000000000 0.000043716
Dec 26               0.000000000 0.000043716
Dec 27               0.000439000 0.000043716
Dec 30               0.000430000 0.000131148
Dec 31               0.000144000 0.000043716


               ----------------------------------------------
                        0.001013 0.000306011     0.000019246 (a) =  0.000688

UV =                                                  1.3417

          7 day current yield  =  (((.001013 - .000306011 - .000019253) / 1.3417)) / 7 x 365

          7 - DAY CURRENT YIELD =                                     2.672796044 OR 2.67%

CANADA LIFE INSURANCE COMPANY OF AMERICA VARIABLE ANNUITY ACCOUNT 2 CASH MANAGEMENT SELIGMAN PORTFOLIO SUB ACCOUNT
7-DAY EFFECTIVE YIELD
AS AT DECEMBER 31, 1996


                                          365/7
EFFECTIVE YIELD = [ (1 + NCS - ES) / UV)              - 1  ]

Where NCS  =  NCS as calculated for the current yield

      ES   =  ES as calculated for the current yield

      UV   =  UV as calculated for the current yield


                                           365/7
7 day effective yield:    [(((.000688)/1.3417                        2.71%


      CANADA LIFE INSURANCE COMPANY OF AMERICA VARIABLE ANNUITY ACCOUNT 2

SELIGMAN PORTFOLIOS, INC.:        Cash Management, Income, Bond, Common Stock, Capital, International, Communication and
                                  Information, Frontier, Global Smaller Companies, High Yield, Global Growth
                                  Opportunities and Global Technology Sub-Accounts


AVERAGE ANNUAL TOTAL RETURN (INCLUDING SURRENDER CHARGE)

                                      1 / n
    Total Return     =     ((ERV / P)       - 1 )

    where ERV        =     the value, at the end of the applicable period, of a hypothetical $1,000 investment  made at the beginning of the applicable period.  It is assumed that all dividends and capital gains distributions are reinvested

             P       =     a hypothetical initial investment of $1,000

             n       =     number of years
                     =     3115/365 =  Cash Management, Income, Bond, Common Stock, Capital
                                       Sub-Accounts
                     =     1338/365 =  International Sub-Account
                     =     819/365  =  Communications and Information, Frontier, Global Small Companies Sub-Accounts
                     =     610/365  =  High Yield Sub-Account

             ERV     =     (1,000 x ((EUV - BUV) / BUV )) + 1,000 - ADMIN - (SC x 1,000)


       where EUV     =     Unit value at the end of the period

             BUV     =     Unit value at the beginning of the period

              SC     =     Surrender charge
                     =     5.4% for 1995, 1996 inception
                     =     4.5% for 1993, 1994 inception
                     =     0.0% for 1988 inception

           ADMIN     =     Administration Charges attributable to the hypothetical account for the period
                     =     (30 / AAV / 365 ) x No. of days in the period x
                           ($1,000 + ($1,000 x ((EUV - BUV) / BUV) / BUV) / 2 ))

       where AAV     =     Average Accumulated Value of Contracts on the last day of the period
                     =     $40,000

CASH MANAGEMENT SUB-ACCOUNT

ADMIN     =  (30 / 40,000 / 365) x 3115
             x (1,000 + (1,000 x ((1.3427 - 1.0000) / 1.0000 / 2))
          =  (.006400685) x (1,171.35)
          =  7.497442295

ERV       =  (1,000 x ( (1.3427 - 1.0000) / 1.0000 )) + 1,000
             - 7.497442295 - (.00 x 1,0000)
          =  1,335.20

                                           (1/ (3115 / 365))
Total Return     =   (1,335.20 / 1,000)                         - 1
                 =   3.45%
                     -----

      CANADA LIFE INSURANCE COMPANY OF AMERICA VARIABLE  ANNUITY ACCOUNT 2

INCOME SUB-ACCOUNT

ADMIN     =  (30 / 40,000 / 365) x 3115
             x (1,000 + (1,000 x ((19.1054 - 10.0000) / 10.0000 / 2))
          =  (.006400685) x (1,455.27)
          =  9.314724760

ERV       =  (1,000 X (19.1054 - 10.0000) / 10.0000)) + 1,000
          =  9.314724760 - (.00 x 1,000)
          =  1,901.23

                                        (1 / (3115 / 365))
Total Return     =   (1.901.23 / 1,000)                      - 1
                 =   7.82%
                     -----


BOND SUB-ACCOUNT

ADMIN     =  (30 / 40,000 / 365) x 3115
             x (1,000 + (1,000 x ((15.2212 - 10.0000) / 10.0000 / 2))
          =  (.006400685) x (1,261.06)
          =  8.071647740

ERV       =  (1,000 x ((15.2212  - 10.0000) / 10.0000 )) + 1,000
             - 8.071647740 x (.00 x 1,000)
          =  1,514.05

                                        (1/ (3115 / 365))
Total Return     =   (1,514.05 / 1,000)                     - 1
                 =   4.98%
                     -----


COMMON STOCK SUB-ACCOUNT

ADMIN     =  (30 / 40,000 / 365) x 3115
             x (1,000 + (1,000 x ((27.4182 - 10.0000) / 10.0000 / 2))
          =  (.006400685) x (1.870.91)
          =  11.975105445

ERV       =  (1,000 x ((27.4182 - 10.0000) / 10.0000 )) + 1,000
             - 11.975105445 - (.00 x 1,000)
          =  2,729.84


                 (1/ (3115 / 365))
Total Return      =  (2,729.84 / 1,000)                      - 1
                  =  12.49%
                     ------

      CANADA LIFE INSURANCE COMPANY OF AMERICA VARIABLE  ANNUITY ACCOUNT 2


CAPITAL SUB ACCOUNT

ADMIN     =  (30 / 40,000 / 365) x 3115
          =  x (1,000 + (1,000 x ((25.7924 - 10.0000 / 10.0000 / 2))
          =  (.006400685) x (1,789.62)
          =  11.454793767

ERV       =  (1,000 x ((25.7924 - 10.0000) / 10.0000)) + 1.000
             - 11.454793767 - (.00 x 1,0000)
          =  2,567.79

                                        (1 / (3115 / 365))
Total Return   =     (2,567.79 / 1,000)                     - 1
               =     11,68%

INTERNATIONAL SUB-ACCOUNT

ADMIN     =  (30 / 40,000 / 365) x 1338
             x (1,000 + 1.000 x ((13.0038 - 10.0000 / 10.0000 / 2))
          =  (.002749315) x (1,150.19)
          =  3.162234699

ERV       =  (1,000 x ((13.0038 - 10.0000) / 10.0000)) + 1,000
          =  3.162234699 - (0.045 x 1,000)
          =  1,252.22

                                        (1 / (1338 / 365))
Total Return    =    (1.252.22 / 1,000)                     - 1
                =    6.33%
                     -----


COMMUNICATION & INFORMATION SUB-ACCOUNT

ADMIN     =  (30 / 40,000 / 365) x 819
             x (1,000 + (1,000 x ((15.1696  - 10.0000 / 10.000 / 2))
          =  (.001682877) x (1,258.48)
          =  2.117866685

ERV       =  ( 1,000 x ((15.1696 - 10.0000 )) + 1,000
          =  - 2.117866685 - (0.045 x 1,000)
          =  1,469.84

                                  (1/ (819 / 365))
Total Return    =    (1,469.84/1,000)                       - 1
                =    18.75%
                     ------

      CANADA LIFE INSURANCE COMPANY OF AMERICA VARIABLE  ANNUITY ACCOUNT 2


FRONTIER SUB-ACCOUNT

ADMIN     =  (30 / 40,000 / 365) x 819
             x (1,000 + (1,000 x ((16.8644 - 10.0000 / 10.0000 / 2))
          =  (.001682877) x (1,343.22)
          =  2.260473658

ERV       =  (1,000 x ((16.8644 -10.0000) / 10.0000)) + 1,000
             - 2.260473658 - (0.045 x 1,000)
          =  1,639.18

                                        (1 / (819 / 365))
Total Return   =     (1,639.18 / 1,000)                     - 1
               =     24.67%
                     ------


GLOBAL SMALLER COMPANIES SUB-ACCOUNT

ADMIN     =  (30 / 40,000 / 365) x 819
             x (1,000 + (1,000 x ((13.9112 - 10.0000 / 10.0000 / 2))
          =  (.001682877) x (1,195.56)
          =  2.0119800082

ERV       =  (1,000 x ((13.9112 - 10.0000) /10.0000)) + 1,000
             - 2.0119800082 - (0.045 x 1,000)
          =  1,344.11

                                        (1/ (819 / 365))
Total Return     =   ( 1,344.11 / 1,000)                    - 1
                 =    14.11%
                     -------


HIGH YIELD SUB-ACCOUNT

ADMIN     =  (30 / 40,000 / 365) x 610
             x (1,000 + (1,000 x ((11.9943 - 10.0000 / 10.0000 / 2))
          =  (.001253425) x (1,099.72)
          =  1.37846897

ERV       =  (1,000 x ((11.9943 - 10.0000) / 10.0000)) + 1,000
             - 1.378409897 - (0.054 x 1,000)
          =  1,144.05

                                        (1/ (610 / 365))
Total Return     =   (1,144.05 / 1,000)                     - 1
                 =   8.43%
                     -----

      CANADA LIFE INSURANCE COMPANY OF AMERICA VARIABLE  ANNUITY ACCOUNT 2


The following Sub-Accounts invest in portfolios that have not been in operation one year as of December 31, 1996, thus, the from inception date returns for these Sub-Accounts were not annualized.

GLOBAL GROWTH OPPORTUNITIES SUB-ACCOUNT

ADMIN     =  (30 / 40,000 / 365) x 244
             x (1,000 + (1,000 x ((9.8180 - 10.0000 / 10.0000 / 2))
          =  (.000750000) x (990.90)
          =  0.743175000

ERV       =  (1,000 x ((9.8180 - 10.0000) / 10.0000 )) + 1,000
             - 0.743175000 - (0.054 x 1,000)
          =  927.06

Total Return     =   (927.06 / 1,000)    - 1
                 =    -7.29%
                     -------


GLOBAL TECHNOLOGY SUB-ACCOUNT

ADMIN     =  (30 / 40,000 / 365) x 244
             x (1,000 + (1,000 x ((10.2919 - 10.0000 / 10.0000 / 2))
          =  (.000750000) x (1,014.60)
          =  0.760946250

ERV       =  (1,000 x ((10.2919 - 10.0000) / 10.0000)) + 1,000
             - 0.760946250 - (0.054 x 1,000)
          =  974.43

Total Return     =   (974.43 / 1,000)    - 1
                 =   -2.56 %
                     -------

      CANADA LIFE INSURANCE COMPANY OF AMERICA VARIABLE  ANNUITY ACCOUNT 2

SELIGMAN PORTFOLIOS, INC.:          Cash Management Income, Bond, Common Stock, Capital, International, Communication
                                    and Information, Frontier, Global Smaller Companies, High Yield, Global Growth
                                    Opportunities and Global Technology Sub-accounts

AVERAGE ANNUAL TOTAL RETURN (EXCLUDING SURRENDER CHARGE)

                                                   1 / n
    Total Return     =     ((ERV / P)                       - 1 )

    where ERV        =    the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.  It is assumed that all dividends and capital gains distributions are reinvested

             P       =     a hypothetical initial investment of $1,000

             n       =     number of years
                     =     3115/365 = Cash Management, Income, Bond, Common Stock, Capital Sub-Accounts
                     =     1338/365 = International Sub-Account
                     =      819/365 = Communications and Information, Frontier, Global Small
                                      Companies Sub-Accounts
                     =     610/365  = High Yield Sub-Account

              ERV    =     (1,000 x ((EUV - BUV) / BUV )) + 1,000 - ADMIN

        where EUV    =     Unit value at the end of the period

              BUV    =     Unit value at the beginning of the period

            ADMIN    =     Administration Charges attributable to the hypothetical account for the period
                           (30/AAV/365) x No. of days in the period x
                           ($1,000 + ($1,000 x ((EUV - BUV) / BUV) / 2 ))

        where AAV    =     Average Accumulated Value of Contracts on the last day of the period
                     =     $40,000


CASH MANAGEMENT SUB-ACCOUNT

ADMIN     =  (30 / 40,000 / 365) x 3115
             x (1,000 + (1,000 x ((1.3427 - 1.0000) / 1.0000 / 2))
          =  (.0064000685) x (1,171.35)
          =  7.497442295

ERV       =  ( 1,000 x ((1.3427 - 1.0000) / 1.0000)) + 1,000
             - 7.497442295
          =  1,335.20

                                        (1/ (3115/ 365))
Total Return     =   (1335.20 / 1,000)                      - 1
                 =   3.45%
                     -----

      CANADA LIFE INSURANCE COMPANY OF AMERICA VARIABLE  ANNUITY ACCOUNT 2

INCOME SUB-ACCOUNT

ADMIN      =  (30 / 40,000 / 365) x 3115
              x (1,000 + (1,000 x (( 19.1054 - 10.0000) / 10.0000 /2))
           =  (.006400685) x (1.455.27)
           =  9.314724760

ERV        =  ( 1,000 x (19.1054 - 10.0000) / 10.0000 )) + 1,000
              - 9.314724760
           =  1,901.23

                                        (1/ (3115 / 365 ))
Total Return     =   (1,901.23 / 1,000 )                    - 1
                 =    7.82%
                     ------


BOND SUB-ACCOUNT

ADMIN      = (30 / 40,000 / 365) x 3115
             x (1,000 + (1,000 x ((15.2212 - 10.0000) / 10.0000 / 2))
           = (.006400685) x (1,261.06)
           = 8.071647740

ERV        = ( 1,000 X ((15.2212 - 10.0000) / 10.0000)) + 1,000
           = - 8.071647740
           = 1,514.05
                                        (1/ 3115 / 365 ))
Total Return     =   (1,514.05 / 1,000)                     - 1
                 =    4.98%
                     ------


COMMON STOCK SUB-ACCOUNT

ADMIN      = (30 / 40,000 / 365) x 3115
           = x (1,000 + (1,000 x (( 27.4182 - 10.0000) / 10.0000 / 2))
           = (.006400685) x (1,870.91)
           = 11.975105445

ERV        = ( 1,000 X ((27.4182 - 10.0000) / 10.0000 )) + 1,000
             - 11.975105445
           = 2,729.84

                                        (1/ (3115 / 365))
Total Return     =   (2,729.84 / 1,000)                     - 1
                 =   12.49%
                     ------

      CANADA LIFE INSURANCE COMPANY OF AMERICA VARIABLE  ANNUITY ACCOUNT 2


CAPITAL SUB-ACCOUNT

ADMIN      = (30 / 40,000 / 365) x 3115
             x (1,000 + (1,000 x ((25.7924 - 10.0000 / 10.0000 / 2))
           = (.006400685) x (1,789.62)
           = 11.454793767

ERV        = ( 1,000 x (( 25.7924 - 10.0000) / 10.0000)) + 1,000
             - 11.454793767
           = 2,567.79

                                        (1/ (3115/ 365))
Total Return     =   (2,567.79 / 1,000)                     - 1
                 =   11.68%
                     ------


INTERNATIONAL SUB-ACCOUNT

ADMIN      = (30 / 40,000 / 365) X 1338
             x ( 1,000 + (1,000 x ((13.0038 - 10.0000 / 10.0000 / 2))
           = (.002749315) x (1,150.19)
           = 3.162234699

ERV        = ( 1,000 X ((13.0038 - 10.0000) / 10.0000)) + 1,000
             - 3.162234699
           = 1,297.22

                                        (1/ (1338 / 365))
Total Return     =   (1,297.22 / 1,000)                     - 1
                 =   7.36%
                     -----


COMMUNICATION AND INFORMATION SUB-ACCOUNT

ADMIN      = (30 / 40,000 / 365) X 819
             x (1,000 + (1,000 x ((15.1696 - 10.0000 / 10.0000 / 2))
           = (.001682877) x (1,258.48)
           = 2.117866685

ERV        = ( 1,000 X ((15.1696 - 10.0000) / 10.0000)) + 1,000
             - 2.117866685
           = 1,514.84

                                        (1/ (819 / 365))
Total Return     =   (1,514.84 / 1,000)                     - 1
                 =   20.33%
                     ------

      CANADA LIFE INSURANCE COMPANY OF AMERICA VARIABLE  ANNUITY ACCOUNT 2

FRONTIER SUB-ACCOUNT

ADMIN      = (30 / 40,000 / 365) X 819
             x ( 1,000 + (1,000 x ((16.8644 - 10.0000 / 10.0000 / 2))
           = (.001682877) x (1,343.22)
           = 2.260473658

ERV        = (1,000 x ((16.8644 - 10.0000) / 10.0000)) + 1,000
             - 2.260473658
           = 1,684.18

                                        (1 / (819 / 365))
Total Return     =   (1,684.18 / 1,000)                    - 1
                 =   26.15%
                     ------


GLOBAL SMALLER COMPANIES SUB-ACCOUNT

ADMIN      = (30 / 40,000 / 365) X 819
             x (1,000 + (1,000 x ((13.9112 - 10.0000 / 10.0000 / 2))
           = (.001682877) x (1,195.57)
           = 2.0119800082

ERV        = ( 1,000 X ((13.9112 - 10.0000) / 10.0000)) + 1,000
             -2.0119800082
           = 1,389.11

                                        (1/ (819 / 365))
Total Return     =   (1,389.11 / 1,000)                   - 1
                 =   15.77%
                     ------



HIGH YIELD SUB-ACCOUNT

ADMIN      = (30 / 40,000 / 365) x 610
             x (1,000 + (1,000 x ((11.9943 - 10.0000 / 10.0000 / 2))
           = (.001253425) x (1,099.72)
           = 1.378409897

ERV        = ( 1,000 X ((11.9943 - 10.0000) / 10.0000)) + 1,000
             - 1.378409897
           = 1,198.05

                                        (1/ (610 / 365))
Total Return     =   (1,198.05 / 1,000)                   - 1
                 =   11.42%
                     ------

      CANADA LIFE INSURANCE COMPANY OF AMERICA VARIABLE  ANNUITY ACCOUNT 2


The following Sub-Accounts invest in portfolios that have not been in operation one year as of December 31, 1996, thus, the from inception date returns for these Sub-Accounts were not annualized.


GLOBAL GROWTH OPPORTUNITIES SUB-ACCOUNT

ADMIN      = (30 / 40,000 / 365) X 244
             x (1,000 x (1,000 x ((9.8180 - 10.0000 / 10.0000 / 2))
           = (.000750000) x (990.90)
           = 0.743175000

ERV        = (1,000 X ((9.8180 - 10.0000) / 10.0000)) + 1,000
             - 0.743175000
           = 981.06


Total Return    =  ( 981.06 / 1,000)   - 1
                =  -1.89%
                   ------


GLOBAL TECHNOLOGY SUB-ACCOUNT

ADMIN      = (30 / 40,000 / 365) X 244
             x 1,000 x (1,000 x ((10.2919 - 10.0000 / 10.0000 / 2 ))
           = (.000750000) x (1,014.60)
           = 0.760946250

ERV        = ( 1,000 X ((10.2919 - 10.0000) / 10.0000)) + 1,000
             - 0.760946250
           = 1,028.43


Total Return    =  (1,028.43 / 1,000)  - 1
                =  2.84%
                   -----